UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 28, 2025, at a Special Meeting of TMC the metals company Inc. (the “Company”), the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2021 Incentive Equity Plan (as amended, the “Plan”). The Amendment had previously been approved by the Company’s Board of Directors on July 8, 2025, and was subject to shareholder approval. The Amendment increases the share pool for equity incentive grants under the Plan from 70,262,856 to 110,262,856 shares, as described in the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on July 18, 2025 (the “Proxy Statement”).

A summary of the material terms of the Amendment is set forth in the Proxy Statement under the caption “Proposal No. 1, Approval of an Ordinary Resolution Approving an Amendment to our 2021 Incentive Equity Plan to Increase the Share Pool for Equity Incentive Grants under the Plan”, which summary is incorporated herein by reference. The description of the Amendment contained herein and in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of shareholders on August 28, 2025 at 10:00 a.m. EDT. The action set forth below was taken. Of the Company's 400,543,202 common shares outstanding and eligible to vote as of the record date of July 9, 2025, a quorum of more than two shareholders representing 164,666,977 shares, or approximately 41% of the shares eligible to vote at the Special Meeting, was present or represented by proxy at the Special Meeting. The matter before the Special Meeting set forth below is described in detail in the Proxy Statement.

Approval of an ordinary resolution approving an amendment to our 2021 Incentive Equity Plan (the “Plan”) to increase the share pool for equity incentive grants under the Plan.

Votes For	Votes Against	Votes Abstained
98,258,296	10,830,644	55,578,037

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	TMC the metals company Inc. 2021 Incentive Equity Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: August 28, 2025	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer